Supplement to the currently effective PROSPECTUS

Deutsche Floating Rate Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

James T. Anderson, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2007.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2007.

Mark L. Rigazio, CPA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

James T. Anderson, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2007.

•	Joined Deutsche Asset Management in 2006 after 25 years of experience in the corporate and leveraged credit markets. Prior to his current role, he served as the CIO for DB Advisors in the Americas and as the Global Head and CIO of High Yield Strategies. Prior to joining, he worked as Head of Flagship Capital Management, a subsidiary of Bank of America, as a specialty asset manager focused on below-investment grade corporate credit investments.
•	Co-Head of Active Asset Management and Member of the Deutsche Asset Management Global Client Group Executive Committee and the Asset Management CIO Executive Committee: New York.
•	AB from Dartmouth College.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2007.

•	Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
•	Head of US Loan Portfolio Management, High Yield Strategies: New York.
•	BA from State University of New York, Albany; MBA from Pace University.

Mark L. Rigazio, CPA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

•	Rejoined Deutsche Asset Management in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.
•	Research Analyst for High Yield Strategies: Boston.
•	BS and MBA from Bentley University.

Please Retain This Supplement for Future Reference

April 29, 2016

PROSTKR-629